Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
Subsequent Events

(22) Subsequent Events

On March 28, 2016, the Company signed a definitive agreement to acquire ETF.com, a provider of ETF data, news and analysis, with approximately $3.0 million in annual revenue. The transaction closed on April 1, 2016.

In June 2016, the Company refinanced its Amended 2014 Loan with new seven-year $650 million term loans (the “2016 Term Facility”).  The 2016 Term Facility decreased the spread on the interest rate to, subject to compliance with a leverage ratio pricing grid, LIBOR plus 3.50%, and includes 50 basis point of original issue discount. Under the 2016 Term Facility, the required annual amortization also decreased to 1.0% per annum, calculated on the basis of the outstanding principal amount of the 2016 Term Facility. In addition, the Company entered into a new three-year $100 million revolving credit facility with an interest rate based on, subject to compliance with a leverage ratio grid, LIBOR plus 2.75%, which includes an undrawn fee, subject to compliance with a leverage ratio grid, of 0.375%, replacing the revolving credit facility under the Amended 2014 Loan.

On September 25, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CBOE Holdings, Inc. (“CBOE Holdings”) under which CBOE Holdings agreed to acquire the Company in a cash and stock transaction valued at approximately $3.2 billion (based on the closing price of CBOE Holdings’ common stock on September 23, 2016). The Merger Agreement also contains an election procedure allowing each of the Company’s stockholders to seek all cash or all stock, subject to proration and adjustment. The Merger Agreement has been approved by the board of directors of each company. The transaction is subject to customary closing conditions including approval by the shareholders of both companies and certain customary regulatory approvals, and is expected to close in the first half of 2017.